Exhibit 99.6

Monthly Servicing Report

For

Applebees Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

For the Payment Date of:	March 20, 2008
For the Monthly Collection Period of:	February

	Initial Balance	Current Balance

Total:	$1,869,000,000	$1,869,000,000
Series 2007-1 A-1-A	$22,500,000	$22,500,000
Series 2007-1 A-1-X	$52,500,000	$52,500,000
Series 2007-1 A-2-I-X	$350,000,000	$350,000,000
Series 2007-1 A-2-II-A	$675,000,000	$675,000,000
Series 2007-1 A-2-II-X	$650,000,000	$650,000,000
Series 2007-1 M-1	$119,000,000	$119,000,000

1)	Partial Amortization Amount or Partial Amortization Shortfall Amount Due	☐ Yes ☒ No

2)	Rapid Amortization Event occurred and continuing	☐ Yes ☒ No

Cause of Rapid Amortization (if any):
a)	Failure to maintain a Three-Month Adjusted DSCR of at least 1.50x	☐
b)	The 12-Month U.S. system-wide sales is less than $3.75 billion	☐
c)	Servicer Termination Event has occured	☐
d)	Event of Default has occurred	☐
e)	Series 2007-1 Notes are outstanding after the Series Anticipated Repayment Date	☐

	Rapid Amortization DSCR One Time Cure Right Available	☒ Yes ☐ No

3)	Event of Default	☐ Yes ☒ No

	Current Payment Date	Last Payment Date
Current 3-Month AdjustedDSCR	2.354	N/A
Current 3-Month DSCR	2.027	N/A
Current 12-Month AdjustedDSCR	N/A	N/A
Current 12-Month DSCR	N/A	N/A
12-Month System-Wide Sales	4,543,188,973	0
Weighted Average Royalty Rate	3.95%	0
Change in Franchised Stores	6	0
Change in Company Owned Stores Stores	1	0

Monthly Servicing Report

For

Applebees Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		Total	Employer/
	Debit Account #	Amount	Tax ID#	Bank	ABA #	Account Name	Account #	Reference

Wires
DTC	22579604	$377,201.39		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Services, Inc. VFN

DTC	22579602	$9,562,918.75						Applebee’s Senior Note Interest

DTC	22579609	$833,436.33						Applebee’s Subordinated Note Interest

DTC	22579604	$12,500.00		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Administrative Agent Fee - Jan 2008

Assured Guaranty	22579603	$422,614.58		JPMorgan/Chase	021000021	Operating Acct	9102676450	Applebee’s February 2008 preimums

Wells Fargo	22579606	$116,466.78		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Reserve to Collection Account

Wells Fargo	22579602	$38,189.46		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Wells Fargo	22579603	$1,691.27		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Wells Fargo	22579609	$3,227.72		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Wells Fargo	22579600	$34.31		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Applebee’s Services, Inc.	22579600	$15,283,052.85	26-0783903	JPMorgan/Chase	021000021	Applebee’s	51-20314	February 2008 Residual

Total Wires		$26,651,333.45

Applebees Enterprises LLC as Issuer	For the Payment Date of:	March 20, 2008
And	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Deposits to Concentration Account

			Counted for Purposes of DSCR Only
	Franchisees

A)	Franchise Payments from Third Party Franchisees
	Royalty Payment	$10,395,258	Yes
	Initial Franchise Fees	$52,500
	Transfer Fees	$—
	Renewal Fees	$—
	Licensing Fees payable to Third parties	$—
	Advertising Fees paid into the Concentration Account	$—
	Total Franchise Payments from Third Party Franchisees	$10,447,758

B)	Development Payments	$—
C)	Lease Payments
	Owned properties - Franchisee Leases	$—
	Leased properties - Franchisee Sublease	$—
	Total Lease Payments	$—	Yes

I)	Insurance Proceeds	$—
J)	Training Fees	$24,275
K)	Any other Third Party Reimbursement Amounts	$—
L)	Other	$185,014	Yes
M)	Any andvance payments from Third Party Franchisees	$—
N)	(Less Returns, NSF etc.) - enter as a positive number	$—	Yes
	Franchisee Collections Received	$10,657,047

	From Restaurant Holder Accounts

A)	All Store Revenue - Cash Purchase	$34,741,048	Yes
I)	Insurance Restoration Receipts	$93,288
	Restaurant Holder Collections Received	$34,834,336

	From Credit Card Accounts

A)	All Store Revenue - Credit Card Purchase	$61,526,005	Yes
	Credit Card Collections Received	$61,526,005

	From Gift Card Reserve Account

A)	Amount of Gift Card Receipts owed to the Rest. Holders	$7,152,315	Yes
B)	Excess Gift Card Reserve Amount	$—
	Credit Card Collections Received	$7,152,315

	Other

To Be Deposited into the Concentration Account
A)	Investment Income from all other Accounts (as applicable)	$93,113
B)	(Less investment expenses and net losses)	$—
	Net Investment Income	$93,113	Yes
C)	Series Hedge Agreements Receipts (as applicable)	$—	Yes
D)	Any other Amounts owed relating to the Collateral	$80,278	Yes
E)	Vendor Rebates	$4,428,078	Yes
F)	IHOP Residual Amount	$3,361,355	Yes
G)	Any Equity contributions	$—	Yes
H)	Loan from Applebee’s Franchising, LLC	$—
To Be Deposited into the Principal Payment Account
I)	Asset Disposition Amounts	$—
J)	Defective Assets Payments / Indemnity Payments	$—
	Total “Other” Collections Received	$7,962,824

	Misdirected Funds

	A) Funds deposited to Concentration Account in Error	$(582,276)

	Total Monthly monies collected (Inc. Excluded Amts)	$121,550,251
	Gross Monthly Collections	$121,962,464

Applebees Enterprises LLC as Issuer	For the Payment Date of:	March 20, 2008
And	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Deposits to Concentration Account

A)	Restaurant Sales
	Restaurant Gross Receipts Deposited into the Concentration Account	$103,419,368
	Less: Gift Card Sales transferred to Gift Card Account	$(1,145,785)
	Less: Sales Tax transferred to Sales Tax Account	$(7,042,726)
	Restaurant Sales	$95,230,857

B)	Restaurant Holder’s Expenses paid from Concentration Account
	Food and Beverage	$27,591,470
	Labor	$36,583,626
	Utilities	$4,157,193
	Other Controllables (including local advertising costs)	$6,775,958
	Occupancy Costs	$2,718,645
	Other Non-Controllables	$354,324
	Less: Vendor Rebates	$(4,428,078)
	Subtotal of Operating Expenses Attributable	$73,753,138

	Weight Watcher fees (paid to 3rd party account)	$78,868
	Advertising (payable to the Advertising Reserve Account)	$2,656,089
	Lease Payments payable to the Lease Payment Account	$—

	Total Expenses	$76,488,095

C)	Restaurant Holder Profits	$18,742,762
	Percentage of Monthly Sales	19.68%

Applebees Enterprises LLC as Issuer	For the Payment Date of:	March 20, 2008
&	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

	Week 1	Week 2	Week 3	Week 4	Totals
Beginning Concentration Account Balance	$18,079,111	$20,418,864	$20,868,508	$19,922,255	$18,079,111
Total Cumulative monies collected (Inc. Excluded Amts)	$28,368,585	$25,782,734	$34,828,486	$32,570,446	$121,550,251
Other Cash Deposits	$(79,159)	$(212,855)	$31,997	$842,293	$582,276

Operating expenses attributable to U.S. Company Owned Restaurants paid or committed to pay	$21,418,599	$20,677,885	$17,142,476	$18,942,256	$78,181,216
Prior Monthly Waterfall Payments			$14,146,318		$14,146,318
Prior Month weekly waterfall payments	$2,571,017				$2,571,017
Prior Weekly Waterfall Payments		$3,088,476	$3,181,535	$3,260,627	$9,530,638
Prior week gift card redemptions due to Restaurant Holders	$1,960,057	$1,353,874	$1,336,407	$1,592,430	$6,242,768
Total expended and committed funds	$25,949,673	$25,120,235	$35,806,736	$23,795,313	$110,671,957

Total Collections to be applied in Accordance w/ Weekly Waterfall	$20,418,864	$20,868,508	$19,922,255	$29,539,681	$39,070,319

Weekly Allocations from the Concentration Account Pursuant to Section 10.1(b)(iii) of Base Indenture

I) To the Operating Expense Account Account	$—	$—	$—	$—	$—
A Accrued and unpaid Govt. Taxes	$—	$—	$—	$—	$—
B Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity	$—	$—	$—	$—	$—

II) To the Sales Tax Account	$1,692,059	$1,701,892	$1,899,966	$1,748,809	$7,042,726
A Sales taxes payable	$1,692,059	$1,701,892	$1,899,966	$1,748,809	$7,042,726
B Any sales tax owed but not paid in accordance with II) A above	$—	$—	$—	$—	$—

III) To the Lease Payment Account	$—	$—	$—	$—	$—
A 1/3 of Lease Payments on sale/leaseback leases payable in immediately following Monthly Collection Period	$—	$—	$—	$—	$—
B Any Lease Payment owed but not paid in accordance with III) A above	$—	$—	$—	$—	$—

IV) To the Gift Card Reserve Account	$(1,106,244)	$(1,039,214)	$(1,238,991)	$(1,036,418)	$(4,420,867)
A Gift Card Sales payable to ACMC	$247,630	$297,193	$353,439	$247,523	$1,145,785
B ACMC Gift Card Redemptions due to restaurant holders	$(1,353,874)	$(1,336,407)	$(1,592,430)	$(1,283,941)	$(5,566,652)
C Any Gift Card Sales owed but not paid in accordance with IV) A above	$—	$—	$—	$—	$—

V) To the Third Party Licensing Fee Account	$19,542	$20,447	$19,900	$18,979	$78,868
A Accrued and unpaid licensing or royalties fees payable to third parties	$19,542	$20,447	$19,900	$18,979	$78,868
B Any licensing fees owed but not paid in accordance with V) A above	$—	$—	$—	$—	$—

VI) To the Advertising Fees Account	$628,273	$643,564	$724,906	$659,346	$2,656,089
A Advertising Fees payable by the Restaurant Holders and Predecessor Restaurant Holders	$628,273	$643,564	$724,906	$659,346	$2,656,089
B Any Advertising Fees owed but not paid in accordance with VI) A above	$—	$—	$—	$—	$—

VII) To the Operating Expense Account	$—	$—	$—	$—	$—
A Previously accrued and unpaid Operating Expenses	$—	$—	$—	$—	$—
B Operating Expenses expected to be payable prior to the immediately following Weekly Allocation Date (of Payment Date if Earlier)	$—	$—	$—	$—	$—

VIII) To the Servicer	$1,854,846	$1,854,846	$1,854,846	$1,907,346	$7,471,884
A Weekly Servicing Fee	$1,854,846	$1,854,846	$1,854,846	$1,854,846	$7,419,384
B Any Servicing Fee owed but not paid in accordance with VIII) A above	$—	$—	$—	$—	$—
C Residual Certificates paid to Servicer	$—	$—	$—	$52,500	$52,500
D Any initial franchise fees, transfer fees, territory fees, or renewal fees	$—	$—	$—	$—	$—
E Any initial franchise fees, territory fees, transfer fees, or renewal fees owed but not paid in accordance with VII) C above	$—	$—	$—	$—	$—

Cumulative Total Weekly Allocations	$3,088,476	$3,181,535	$3,260,627	$3,298,062	$12,828,700
Less: Non-DSCR Expense	$(1,353,874)	$(1,336,407)	$(1,592,430)	$(1,231,441)	$(5,514,152)
DSCR Expenses in Weekly Allocations	$4,442,350	$4,517,942	$4,853,057	$4,529,503	$18,342,852
Ending Concentration Account balance	$17,330,388	$17,686,973	$16,661,628	$26,241,619	$26,241,619

Applebees Enterprises LLC as Issuer	For the Payment Date of:	March 20, 2008
And	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

				Amount Owed	Collections Remaining

Collections transferred from Concentration Account to the Collection Account & to be applied as stated below and in accordance with Section 10.12 of the Indenture				$26,241,619.18

Interest Earnings on the Servicing accounts to be distributed				$89,605.75

Interest Earnings on the Trust accounts to be distributed				$160,498.98	$26,491,723.91

Total Amount to be distributed				$26,491,723.91

I			To the Operating Expense Account*	$0.00	$26,491,723.91
		i	Accrued and unpaid Govt. Taxes	$0.00
		ii	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity	$0.00

II			To Sales Tax Account
		i	Accrued plus unpaid Sales Taxes	$0.00	$26,491,723.91

III			To the Senior Notes Principal Payment Account(or Sub Notes Principal Pmt Account)**	$0.00	$26,491,723.91
		i	Insurance Proceeds Amount	$0.00
		ii	Asset Disposition Prepayment Amount	$0.00
		iii	Indemnification Amount	$0.00

IV			To the Operating Expense Payment Account*
			Previously accrued and unpaid Operating Expenses	$0.00	$26,491,723.91

V
	A		To the Senior Notes Interest Payment Account
			Senior Notes Monthly Interest Amount	$9,562,918.75	$16,928,805.16
	B		To the Insurer Premiums Account
			Accrued Insurer Premium Amount	$422,614.58	$16,506,190.58
	C		To the Class A-1 Commitment Fees Account
			Class A-1 Monthly Commitment Fees Amount	$377,201.39	$16,128,989.19
	D		To the Hedge Payment Account
			Hedge Payment Amount (excluding any termination payments)	$0.00	$16,128,989.19

VI			To each Insurer
			Insurer Expense Amount	$0.00	$16,128,989.19

VII			To each Insurer
			Insurer Reimbursement Amount	$0.00	$16,128,989.19

VIII			To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due (to the capped amount)	$12,500.00	$16,116,489.19

IX			To the Senior Notes Interest Reserve Account
			Senior Notes Interest Reserve Deficit Amount	$0.00	$16,116,489.19

X			To the Servicer
			Any Supplemental Servicing Fee	$0.00	$16,116,489.19

XI			To the Senior Notes Principal Payment Account
			Any Partial Amortization Amount	$0.00	$16,116,489.19

XII			To the Cash Trap Reserve Account
			Any Cash Trap Reserve Amount	$0.00	$16,116,489.19

XIII			To the Senior Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			The lessor of (A) remaining amount in Collection account and (B) Aggregate outstanding Principal Amount	$0.00	$16,116,489.19

XIV			To the Operating Expense Account
			Previously accrued and unpaid Operating Expenses in excess of the Capped Operating Expense Amount	$0.00	$16,116,489.19

XV			To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due in excess of the Capped Class A-1 Note Administrative Expense Amount	$0.00	$16,116,489.19

XVI			Also To Class A-1 Administrative Agent
			Any other amounts owed to the Class A-1 Note Administrative Agent	$0.00	$16,116,489.19

XVII			To the Subordinated Notes Interest Payment Account
			Any Partial Amortization Amount	$0.00	$16,116,489.19

XVIII			Also, to the Subordinated Notes Interest Payment Account
			Subordinated Notes Monthly Interest Amount for the Series 2007-1 Class M-1 Notes	$833,436.33	$15,283,052.85

XIX			To the Subordinated Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			All remaining funds up to the Aggregate Outstanding Principal Amount of Series 2007-1 Class M-1 Notes	$0.00	$15,283,052.85

XX	A		To the Class A-1 Excess Interest Account
			Class A-1 Excess Interest Amount	$0.00	$15,283,052.85
	B		To the Sr. Notes Excess Adjusted Interest Account
			0	$0.00	$15,283,052.85
	C		To the Sr. Notes Monthly Contingent Additional Interest Account
			Sr Notes Monthly Contingent Additional Interest Amount	$0.00	$15,283,052.85

XXI			To Sub Notes Monthly Contingent Additional Interest Account
			Sub Notes Monthly Contingent Additional Interest Amount	$0.00	$15,283,052.85

XXII			To Hedge Payment Account	$0.00	$15,283,052.85
		i	Any accrued and unpaid Series Hedge Payment	$0.00
		ii	Any other amounts payable to a Hedge Counterparty	$0.00

XXIII			To Sr. Notes Principal Payment Account (and on and after Sr. Notes paid in full, the Sub Notes Princ. Pmt Account)
			Monthly Aggregate Extension Prepayment Amount	$0.00	$15,283,052.85

XXIV			To the Sub Notes Principal Payment Account
		i	Lessor of	$0.00	$15,283,052.85
			(i) Monthly Sub Notes Amortization Amount
			(ii) Residual Threshold Amount
		ii	Any accrued and unpaid Sub Notes Principal Amortization Amount (provided Residual Amount > [8.333mm])	$0.00	$15,283,052.85

XXV			To The Issuer and Co-Issuer as Residual Payments
			All Remaining Funds	$15,283,052.85	$0.00
Debt Service Payents remitted during December

* All amounts are paid after giving effect to the payment of such amounts on any Weekly Allocation Date during the preceeding Monthly Collection Period.

** Or if no Senior Notes are outstanding or the amounts on deposit in the Senior Notes Principal Payment Account equals the Aggregate Outstanding Principal Amount of the Senior Notes such amounts are to be deposited into the Subordinated Notes Payment Account

1)  Equity Contributions Made During Last 3 Months up to Maximum of 2

Date Contributed	Amount Contributed	Amount Able for DSCR Calculation
1	$0	$0
2	$0	$0

2)  Equity Contributions Made During Current Calendar Year up to Maximum of 2

Date Contributed	Amount Contributed
1	$0
2	$0

3)  Cumulative Equity Contributions Made up to Maximum of 5 prior to Legal Final Maturity

Date Contributed	Amount Contributed
1	$0
2	$0
3	$0
4	$0
5	$0

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:	March 20, 2008
&	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant

Series 2007-1 Senior Interest Reserve Account

Wrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve(1)
Series 2007 - 1 A-1-A	$30,000,000	7.2725%	0.7500%	$601,688
Series 2007 - 1 A-2-II-A	$675,000,000	6.4267%	0.7500%	$12,110,681
				$12,712,369

Unwrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve
Series 2007 - 1 A-1-X	$70,000,000	7.9225%	n/a	$1,386,438
Series 2007 - 1 A-2-I-X	$350,000,000	7.2836%	n/a	$6,373,150
Series 2007 - 1 A-2-II-X	$650,000,000	7.0588%	n/a	$11,470,550
Series 2007-1 M-1	$119,000,000	8.4044%	n/a	$—
				$19,230,138

			Reserve required	$31,942,506

Beginning Balance	$32,068,871
Plus Deposits	$116,466
Less Withdrawals	$126,364
Ending Balance	$32,058,973

Excess(Deficit)	$116,467

Series 2007-1 Senior Cash Trap Account

Beginning Balance	$—
Plus Deposits	$—
Less Withdrawals	$—
Ending Balance	$—
Required Amount	$—
Deposit Required	$—

(1) - If DSCR exceeds 3.Ox for two consecutive months the reserve on the wrapped notes is reduced to 3D days interest.

Applebees Enterprises LLC as Issuer	For the Payment Date of:	March 20, 2008
And	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Calculation of Adjusted 3-Month DSCR

	For the Payment Date of:		March 20, 2008
Monthly Periods used in calculation of DSCR	For the Monthly Collection Period of:		February

	February
Retained Collections		$-	$43,781,248
	- Total Monthly DSCR Expenses		$18,342,852
			$25,438,396

Denominator
	Total Debt Service		$10,375,235

	January
Retained Collections		$-	$42,505,829
	- Total Monthly DSCR Expenses		$18,012,400
			$24,493,429

Denominator		-
	Total Debt Service		$9,824,974

	December
Retained Collections		$-	$59,604,424
	- Total Monthly DSCR Expenses		$37,371,243
			$22,233,181

Denominator
	Total Debt Service		$10,456,484

Current Payment Date Adjusted DSCR Ratio	2.354

	Event Occur?	% to Trap (if Applicable)
Cash Trapping Event?	NO	0.00%
Rapid Amortization Event?	NO
Servicer Termination Event / EOD?	NO

Calculation of 3-Month DSCR

	For the Payment Date of:		March 20, 2008
Monthly Periods used in calculation of DSCR	For the Monthly Collection Period of:		February

	February
Retained Collections		$-	$40,419,893
	- Total Monthly DSCR Expenses		$18,342,852
			$22,077,041

Denominator
	Total Debt Service		$10,375,235

	January
Retained Collections		$-	$38,551,608
	- Total Monthly DSCR Expenses		$18,012,400
			$20,539,208

Denominator
	Total Debt Service		$9,824,974

	December
Retained Collections		$-	$56,909,731
	- Total Monthly DSCR Expenses		$37,371,243
			$19,538,488

Denominator
	Total Debt Service		$10,456,484

Current Payment Date DSCR Ratio	2.027

Applebees Enterprises LLC as Issuer	For the Payment Date of:	March 20, 2008
And	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

				($ In Thousands)
				Monthly
Numerator
			Operating Lease Expense - (Current Month)	8,740
			Annualized Operating Lease Expense	104,877
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	839,012

	+		All Trust Debt	2,339,000
			IHOP	445,000
			Applebees	1,894,000
			All other Applebee’s Corporate Debt	3,728
			All Other IHOP Corp Debt	169,971
		2	Total Indebtedness	2,512,699

			Total Adjusted Debt	3,351,711

Denominator
		1	EBITDA	362,327
	+	2	Operating Lease Expense	104,877
			EBITDAR	467,204

			Consolidated Leverage Ratio	7.2

Applebees Enterprises LLC as Issuer	For the Payment Date of:	March 20, 2008
And	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Company Owned Stores in U.S.

Beginning	509
Plus New Stores	1
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	0
Ending Balance	510

Franchised Stores in U.S.

Beginning	1,354
Plus New Stores	5
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	2
Ending Balance	1,357

Company Owned Stores outside of U.S.

Beginning	1
Plus New Stores	0
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	0
Ending Balance	1

Franchised Stores outside of U.S.

Beginning	110
Plus New Stores	3
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	0
Ending Balance	113

APPB U.S. System-Wide Sales For Last 12 Months	$4,543,188,973
Current Twelve Month US System-wide Sales Equal to or Greater then $3.75 billion	YES
Weighted Average Royalty Rate	3.95%

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:	March 20, 2008
&	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Series 2007-1 A-I-A

Beginning	$22,500,000	Wrapped
Amortization	$—
Draw Down	$—
Ending	$22,500,000

Commitment Amount	$30,000,000
Available Amount	$7,500,000

Series 2007-1 A-1-X

Beginning	$52,500,000	Unwrapped
Amortization	$—
Draw Down	$—
Ending	$52,500,000

Commitment Amount	$70,000,000
Available Amount	$17,500,000

Series 2007-1 A-2-1-X

Beginning	$350,000,000	Unwrapped
Amortization	$—
Ending	$350,000,000

Series 2007-1-A-2-II-A

Beginning	$675,000,000	Wrapped
Amortization	$—
Ending	$675,000,000

Series 2007-1 A-2-II-X

Beginning	$650,000,000	Unwrapped
Amortization	$—
Ending	$650,000,000

Series 2007-1-M-1

Beginning	$119,000,000	Unwrapped
Amortization	$—
Ending	$119,000,000

Series 2007-1 A-1 -A Draw #1

Amount	$22,500,000
Date	1/14/2008
LIBOR	3.1400%
Spread	2.2050%
Total Coupon	5.3450%
Interest Due This Period	$40,088
Cumulative Interest Due	$40,088	12 days

Series 2007-1 A-1 -X Draw #1

Amount	$52,500,000
Date	1/14/2008
LIBOR	3.1400%
Spread	2.8550%
Total Coupon	5.9950%
Interest Due This Period	$104,913
Cumulative Interest Due	$104,913	12 days

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:	March 20, 2008
&	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - weekly For January

			Wk1	Wk2	Wk3	Wk4
1	Concentration Account
	Beginning Balance		18,079,111	20,418,864	20,868,508	19,922,255
		Plus Deposits	28,368,585	25,782,734	34,828,486	32,570,446
		Less Withdrawals	(26,028,832)	(25,333,090)	(35,774,739)	(22,953,020)
	Ending Balance		20,418,864	20,868,508	19,922,255	29,539,681

2	Operating Expense Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

3	Sales Tax Account
	Beginning Balance		8,653,719	9,589,966	10,179,130	9,347,175
	Plus Company Store Contribution		1,749,305	1,692,059	1,701,892	1,899,966
	Plus: Excluded Asset deposits		55,589	11,988	11,598	13,138
		Other deposits	33,383	0
		Less Withdrawals	(902,030)	(1,114,883)	(2,545,445)	(2,600,954)
	Ending Balance		9,589,966	10,179,130	9,347,175	8,659,325

4	Lease Payment Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

5	Gift Card Reserve Account
	Beginning Balance		10,753,933	9,096,373	2,878,063	1,807,677
		Plus Deposits	302,496	247,630	297,193	353,438
		Less Withdrawals	(1,960,056)	(6,465,940)	(1,367,579)	(1,592,430)
	Ending Balance		9,096,373	2,878,063	1,807,677	568,685

6	Third Party Licensing Fee Account
	Beginning Balance		909,728	247,636	267,306	366,365
		Plus: Deposits	33,477	0	78,492	81,642
	Plus Company Store Contribution		20,958	19,542	20,447	19,900
	Plus: Excluded Asset deposits		112	128	120	116
		Less Withdrawals	(716,639)	0
	Ending Balance		247,636	267,306	366,365	468,023

7	Advertising Fees Account
	Beginning Balance		10,666,933	5,462,667	1,327,986	4,822,362
	Plus: Direct Deposits		283,380	39,399	2,917,151	3,665,149
	Plus Company Store Contribution		656,814	628,273	643,564	724,906
	Plus: Excluded Store Deposits		4,186	4,158	4,133	4,654
		Less Withdrawals	(6,148,646)	(4,806,511)	(70,472)	(402,336)
	Ending Balance		5,462,667	1,327,986	4,822,362	8,814,735

8	Capital Expenditure Reserve Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

9	Indemnification / Insurance proceeds / Asset Disposition Account
	Beginning Balance		93,288	93,288	93,288	0
		Plus Deposits		0
		Less Withdrawals		0	(93,288)
	Ending Balance		93,288	93,288	0	0

10	Franchise Holder Account
	Beginning Balance		2,006,170	2,013,144	2,013,144	2,006,974
		Plus Deposits	6,974	0	0	0
		Less Withdrawals	0	0	(6,170)	0
	Ending Balance		2,013,144	2,013,144	2,006,974	2,006,974

11	Collateral Account (a)
	Beginning Balance		20,813,962	20,811,656	20,811,656	21,811,656
		Plus Deposits	65,339		1,000,000	4,283,361
		Less Withdrawals	(67,645)	0	0	0
	Ending Balance		20,811,656	20,811,656	21,811,656	26,095,017

(a) - The Collatereral Account is an excluded asset, required by JP Morgan, our primary banking partner, as collateral on Letters of Credit related to an  unsecuritized entity.

Applebees Enterprises LLC as Issuer	For the Weekly Payment Date of:	March 20, 2008
&	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - weekly For January

			Wk1	Wk2	Wk3	Wk4
12	Applebee’s Enterprises, LLC Main Account

	Beginning Balance		10,039	10,073	10,073	10,073
		Plus Deposits	34	0
		Less Withdrawals	0	0		(39)
	Ending Balance		10,073	10,073	10,073	10,034

13	Collection Account
	Beginning Balance		0	890	890	14,208,705
		Plus Deposits	890	0	14,207,815
		Less Withdrawals	0	0		(14,207,815)
	Ending Balance		890	890	14,208,705	890

14	Senior Notes Interest Payment Account
	Beginning Balance		5,046,874	5,085,063	5,085,063	5,085,063
		Plus Deposits	38,189	0		3,895,397
		Less Withdrawals	0	0		(8,941,271)
	Ending Balance		5,085,063	5,085,063	5,085,063	39,189

15	Insurer Premiums Account
	Beginning Balance		225,936	227,627	227,627	227,627
		Plus Deposits	1,691	0		197,891
		Less Withdrawals	0	0		(423,827)
	Ending Balance		227,627	227,627	227,627	1,691

16	Class A-1 Commitment Fees Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	476,458
		Less Withdrawals	0	0	0	(476,458)
	Ending Balance		0	0	0	0

17	Senior Notes Principal Payment Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

18	Senior Notes Interest Reserve Account
	Beginning Balance		32,068,871	32,185,337	32,185,337	32,185,337
		Plus Deposits	116,466	0
		Less Withdrawals	0	0		(126,364)
	Ending Balance		32,185,337	32,185,337	32,185,337	32,058,973

19	Senior Notes Contingent Additional Interest Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

20	Subordinated Note Interest Payment Acount
	Beginning Balance		418,060	421,288	421,288	421,288
		Plus Deposits	3,228	0		552,640
		Less Withdrawals	0	0		(971,700)
	Ending Balance		421,288	421,288	421,288	2,228

21	Subordinated Note Principal Payment Acount
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

22	Subordinated Note Contingent Additional
	Interest Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

23	Hedge Payment Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

24	Cash Trap Reserve Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

25	Series 2007-1 Distribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

26	Series 2007-1 AI Distribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

27	Series 2007-1 A2IDistribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

28	Series 2007-1 A2II Distribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

29	Series 2007-1 Class M-1 Distribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

30	Senior Notes Excess Adjusted Interest Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

Asset Dispositions

After-Tax Net Proceeds Received in Monthly Collection Period	$—
Pro-Forma EBITDAR Consolidated Leverage Ratio	7.2
Is Consolidated Ratio Leverage Test of 6.0 times satisfied?( yes or no )	NO
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—

After-Tax Net Proceeds Received in Calendar Year
Calendar Year Threshold (applicable only if Consolidated Leverage ratio is Below 6x)	$—
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

After-Tax Net Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$—

After-Tax Net Proceeds Received in last 180 days to be applied as Reinvested Amounts	$—
After-Tax Net Proceeds Received within 150-180 days	$—

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—
After-Tax Net Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$—

Senior ABS Leverage Ratio( Sr APPB Sec Debt/ Securitization EBITDA)		%
assumes that variable funding notes are fully drawn

Insurance Proceeds

Insurance Proceeds Received in Monthly Collection Period	$93,288

Insurance Proceeds Received in Calendar Year	$941,322
Calendar Year Threshold	$10,000,000
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

Insurance Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$93,288
Insurance Proceeds Received in last 180 days to be applied as Reinvested Amounts	$941,322

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
Insurance Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—
Insurance Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$—

Reinvested Amounts

Reinvested Amounts to be applied to pay Debt of Senior Notes on Current Payment Date	$—
Reinvested Amounts to be applied to pay Debt of Senior Notes in last 180 Days	$—

Pro-Forma Consolidated Leverage Ratio

Numerator				Monthly
			Operating Lease Expense - (current Month)	$8,740
			Annualized Operating Lease Expense	$104,877
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	$839,012

	+		All Trust Debt (before Asset Disposition)	$2,339,000
			IHOP	$445,000
			Applebees	$1,894,000
			All Other Applebee’s Corp Debt	$3,728
			All Other IHOP Corp Debt	$169,971
		2	Total Indebtedness	$2,512,699

			Total Adjusted Debt	$3,351,711
Denominator
		1	EBITDA	$362,327
	+	2	Operating Lease Expense	$104,877
			EBITDAR	$467,204

			Consolidated Leverage Ratio	7.2

			Pro-Forma EBITDA	$362,327
			Pro-Forma EBITDAR Leverage Ratio	7.2

			After-Tax Net Proceeds Received in Monthly Collection Period
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes				$—

			Pro-Forma EBITDAR Leverage Ratio	7.2

Applebees Enterprises LLC as Issuer	For the Payment Date of:	March 20, 2008
&	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Non-trust deposits to Concentration Account

Amounts Previously Transferred

A)	Advertising fees paid into the concentration account	$2,106,228
B)	Reimbursement of G&A costs	$268,365
C)	Weight Watchers	$43,081
D)	Miscellaneous	$(2,999,950)

	Total Misdirected funds deposited to Concentration Account	$(582,276)

Applebees Enterprises LLC as Issuer	For the Payment Date of:	March 20, 2008
&	For the Monthly Collection Period of:	February
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Non Conforming Assets
	Count

		Beginning Bucket	0

									Most Recent Annual			Most Recent Annual
			Store #	Franchisee	Store Type	Reason	Previous Royalty Rate	Current Royalty Rate	Annual Sales	Franchisee Lease Payments	Franchise & Equipment Note Payments	Master Lease Payments	Rent Margin

Additions:	#1

		Ending Bucket	0
	Weighted Average Royalty Rate		0.04

# of Stores under Premier Program or other similar programs with a Royalty Holiday			0